(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
July 31, 2001


Mercury
U.S. Government
Securities Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury U.S. Government Securities Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Christopher G. Ayoub, Senior Vice President
R. Elise Baum, Senior Vice President
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



July 31, 2001, Mercury U.S. Government Securities Fund


DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report to share-holders. For the six months ended July 31, 2001, Mercury U.S. Government Securities Fund's Class I, Class A, Class B and Class C Shares had total returns of +3.78%, +3.55%, +3.40% and +3.37%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Portfolio Matters
During the six-month period ended July 31, 2001, the US Treasury yield curve steepened dramatically. The Federal Reserve Board and its chairman Alan Greenspan elected to cut the Federal Funds rate at each of the four Federal Open Market Committee meetings held during the period. This lowered the Federal Funds rate 175 basis points (1.75%) from 5.5% at the beginning of the period to 3.75% at the end of the period. While short-term interest rates fell dramatically, longer-term interest rates were only marginally changed. The two-year Treasury note yield fell 77 basis points during the period, while the five-year and 10-year Treasury note yields fell only 24 basis points and six basis points, respectively. The 30-year Treasury yield actually rose two basis points for the period.

Because the US Treasury yield curve steepened and long-term interest rates were stable, mortgage-backed securities (MBS) outperformed their Treasury note counterparts on total rate-of-return basis points for the six-month period ended July 31, 2001. This can be seen in a very broad sense by the mortgage and Treasury returns of these sectors in the unmanaged Salomon Smith Barney Broad Investment Grade Bond Index. The mortgage index returned 398 basis points for the period, outperforming the 367 basis point return of the Treasury index. To illustrate further, the Fund's two largest 30-year MBS positions, Fannie Mae 6% and 6.5%, returned 350 and 403 basis points, respectively. This compares favorably to the 249 basis point return of the 10-year Treasury note that has a similar average life. The Fund's two largest 15-year MBS positions, Federal Home Loan Mortgage Corporation Gold 5.5% and Fannie Mae 6.5%, returned 355 basis points and 401 basis points, respectively, for the period. This also compared favorably to the 369 basis point return of the five-year Treasury note that has a similar average life.

The Fund has had an ongoing strategy of avoiding those MBS that would be adversely affected by falling interest rates and therefore higher prepayment rates. We concentrated our investments in MBS that have discounted prices or only slight premium prices. Even with the rally during the period, the majority of the MBS held in the Fund ended the period with discount prices and therefore would benefit from an increase to prepayments as prepayments are made at par. Additionally, during the period, we increased our Fannie Mae multi-family position. These MBS have prepayment protection by means of yield maintenance and lockout periods. We also increased the Fund's allocation in US Treasury securities during the period, specifically the five-year sector. We favored this part of the Treasury curve as we see "roll-down" value. At the beginning of the period, the two-year - five-year sector of the Treasury yield curve had a spread of less than 20 basis points. Because short-term interest rates fell so dramatically during the period, this spread had widened to 73 basis points, creating value in rolling down the Treasury yield curve.



July 31, 2001, Mercury U.S. Government Securities Fund



Looking ahead, we intend to continue our strategy of being heavily invested in MBS, concentrating our investments in those MBS with little prepayment risk. We believe that MBS continue to offer very attractive yields, excellent liquidity and credit quality, making them a prudent fixed-income investment.

In Conclusion
We appreciate your continued support of Mercury U.S. Government
Securities Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and Portfolio Manager



September 6, 2001



July 31, 2001, Mercury U.S. Government Securities Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the two years, decreasing 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. The shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived its management fee and a portion of its other expenses. Without such waiver, the Fund's performance would have been lower.


RECENT PERFORMANCE RESULTS*

                           6-Month         12-Month     Since Inception     Standardized
As of July 31, 2001      Total Return    Total Return     Total Return      30-Day Yield
Class I**                    +3.78%         +11.59%          +69.43%           5.52%
Class A**                    +3.55          +11.32           +66.47            5.28
Class B                      +3.40          +10.78           +60.76            5.00
Class C                      +3.37          +10.72           +60.17            4.95

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the payable date.
The Fund commenced operations on 2/01/95.
**Prior to April 3, 2000, Class I Shares were designated as Class A
Shares and Class A Shares were designated as Class D Shares.


July 31, 2001, Mercury U.S. Government Securities Fund


FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended 6/30/01                    +10.18%          +5.78%
Five Years Ended 6/30/01                  + 7.70           +6.82
Inception (2/01/95)through 6/30/01        + 8.26           +7.57

*Maximum sales charge is 4%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class I Shares were designated as Class A
Shares.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended 6/30/01                     +9.80%          +5.41%
Five Years Ended 6/30/01                   +7.39           +6.51
Inception (2/01/95)through 6/30/01         +7.96           +7.28

*Maximum sales charge is 4%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class A Shares were designated as Class D
Shares.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                     +9.27%          +5.27%
Five Years Ended 6/30/01                   +6.83           +6.52
Inception (2/01/95)through 6/30/01         +7.38           +7.38

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                     +9.21%          +8.21%
Five Years Ended 6/30/01                   +6.77           +6.77
Inception (2/01/95)through 6/30/01         +7.32           +7.32

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



July 31, 2001, Mercury U.S. Government Securities Fund


SCHEDULE OF INVESTMENTS

                                                                                               In US Dollars
                    Face                                    Interest           Maturity
Industries         Amount                Issue                Rate             Date(s)              Value
US Government    $ 2,994,351  Fannie Mae                      6.00 %    1/01/2031 - 4/01/2031   $  2,929,554
Agency             1,409,123  Fannie Mae                      6.50      2/01/2012 - 2/01/2014      1,438,056
Mortgage-          6,955,297  Fannie Mae                      6.50      4/01/2031 - 7/01/2031      6,954,177
Backed             4,000,000  Fannie Mae--                    5.67                  8/25/2006      4,048,437
Obligations*--                Multi-Family #TBA (1)++(2)
76.7%              1,940,847  Fannie Mae--                    5.71                  1/01/2009      1,937,943
                              Multi-Family #0381208++(3)
                   1,944,318  Fannie Mae--                    6.18                  1/01/2006      2,003,150
                              Multi-Family #0073313++(3)
                   4,462,293  Freddie Mac-- Gold Program      5.50      3/01/2013 - 3/01/2016      4,403,522
                   1,982,526  Freddie Mac-- Gold Program      6.00      7/01/2029 - 4/01/2031      1,945,885
                   4,473,781  Freddie Mac-- Gold Program      6.50                  7/01/2016      4,550,075
                   1,991,470  Freddie Mac-- Gold Program      6.50                  5/01/2031      1,993,071
                     760,018  Freddie Mac-- Gold Program      7.00                 11/01/2015        781,891
                     956,138  Government National             5.50      3/15/2029 - 4/15/2029        913,088
                              Mortgage Association
                   1,607,437  Government National             7.00      6/15/2028 - 8/15/2028      1,647,942
                              Mortgage Association
                   2,426,996  Government National             7.50     10/15/2025 - 3/15/2028      2,518,783
                              Mortgage Association

                              Total US Government Agency Mortgage-Backed
                              Obligations (Cost--$37,777,666)                                     38,065,574

US Government      4,000,000  US Treasury Notes               4.625                 5/15/2006      4,018,760
Obligations--        750,000  US Treasury Notes               6.75                  5/15/2005        810,585
14.5%              2,000,000  US Treasury STRIPS++++          4.765                 8/15/2005      1,662,120
                   2,000,000  US Treasury STRIPS++++          5.779                 8/15/2019        701,880

                              Total US Government Obligations
                              (Cost--$7,131,243)                                                   7,193,345



July 31, 2001, Mercury U.S. Government Securities Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                               In US Dollars
                    Face
                   Amount                    Short-Term Securities                                  Value
Repurchase       $ 4,419,000  Morgan Stanley & Co., Inc., purchased
Agreements**                  on 7/31/2001 to yield 3.85% to 8/01/2001                         $   4,419,000
--8.9%

US Government      4,400,000  Federal Home Loan Mortgage Corporation,
Agency                        3.66% due 8/10/2001                                                  4,395,974
Obligations***
--8.8%

                              Total Investments in Short-Term Securities
                              (Cost--$8,814,974)                                                   8,814,974


               Nominal Value
             Covered by Options                      Issue
Call Options       1,800,000  US Treasury Note, 5% due 2/15/2011,
Purchased--0.1%               expiring September 2001 at US$ 97.5625                                  34,594

                              Total Options Purchased (Premiums Paid--$25,875)                        34,594

                              Total Investments (Cost--$53,749,758)                               54,108,487

Call Options       3,000,000  Fannie Mae, 6.50% 30 year, expiring
Written--(0.1%)               September 2001 at US$ 98.578125                                       (39,375)

                              Total Options Written (Premiums Received--($25,547)                   (39,375)

                              Total Investments, Net of Options Written
                              (Cost--$53,724,211)--108.9%                                         54,069,112
                              Liabilities in Excess of Other Assets--(8.9%)                      (4,426,971)
                                                                                               -------------
                              Net Assets--100.0%                                               $  49,642,141
                                                                                               =============

*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
**Repurchase Agreements are fully collateralized by US Government &
Agency Obligations.
***Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
++++STRIPS--Separate Trading of Registered Interest and Principal of
Securities. The interest rate represents the yield at time of purchase.
(1)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to purchase securities for which all specific information is not available at this time.
(2)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year original maturities.
(3)Represents balloon mortgages that amortize on a 30-year schedule and have 10-year original maturities.

See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2001
Assets:
Investments, at value (identified cost--$53,723,883)                                           $  54,073,893
Options purchased, at value (cost--$25,875)                                                           34,594
Cash                                                                                                     790
Receivables:
 Securities sold                                                              $  2,812,355
 Capital shares sold                                                               687,754
 Interest                                                                          264,606         3,764,715
                                                                              ------------
Prepaid registration fees and other assets                                                           127,324
                                                                                               -------------
Total assets                                                                                      58,001,316
                                                                                               -------------

Liabilities:
Options written, at value (premiums received--$25,547)                                                39,375
Payables:
 Securities purchased                                                            8,099,272
 Capital shares redeemed                                                            86,125
 Dividends to shareholders                                                          78,674
 Distributor                                                                        27,127         8,291,198
                                                                              ------------
Accrued expenses and other liabilities                                                                28,602
                                                                                               -------------
Total liabilities                                                                                  8,359,175
                                                                                               -------------

Net Assets:
Net assets                                                                                     $  49,642,141
                                                                                               =============

Net Assets Consist of:
Class I Common Stock, $.10 par value, 6,250,000 shares authorized                              $      15,002
Class A Common Stock, $.10 par value, 6,250,000 shares authorized                                     32,113
Class B Common Stock, $.10 par value, 6,250,000 shares authorized                                    302,774
Class C Common Stock, $.10 par value, 6,250,000 shares authorized                                    123,662
Paid-in capital in excess of par                                                                  48,926,940
Accumulated realized capital losses on investments--net                                            (103,251)
Unrealized appreciation on investments--net                                                          344,901
                                                                                               -------------
Net assets                                                                                     $  49,642,141
                                                                                               =============

Net Asset Value:
Class I--Based on net assets of $1,575,321 and 150,019 shares outstanding                      $       10.50
                                                                                               =============
Class A--Based on net assets of $3,369,398 and 321,127 shares outstanding                      $       10.49
                                                                                               =============
Class B--Based on net assets of $31,736,254 and 3,027,742 shares outstanding                   $       10.48
                                                                                               =============
Class C--Based on net assets of $12,961,168 and 1,236,625 shares outstanding                   $       10.48
                                                                                               =============

See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


STATEMENT OF OPERATIONS

For the Six Months Ended July 31, 2001
Investment Income:
Interest and discount earned, net of premium amortization                                      $   1,067,610
                                                                                               -------------

Expenses:
Investment advisory fees                                                      $     93,530
Account maintenance and distribution fees--Class B                                  87,889
Account maintenance and distribution fees--Class C                                  39,574
Printing and shareholder reports                                                    24,750
Registration fees                                                                   23,017
Transfer agent fees--Class B                                                        15,585
Accounting services                                                                 11,263
Custodian fees                                                                      11,074
Transfer agent fees--Class C                                                         7,291
Professional fees                                                                    5,839
Account maintenance fees--Class A                                                    3,232
Directors' fees and expenses                                                         1,437
Transfer agent fees--Class A                                                         1,417
Pricing fees                                                                           981
Transfer agent fees--Class I                                                           816
Other                                                                                4,243
                                                                              ------------
Total expenses before reimbursement                                                331,938
Reimbursement of expenses                                                        (201,243)
                                                                              ------------
Total expenses after reimbursement                                                                   130,695
                                                                                               -------------
Investment income--net                                                                               936,915
                                                                                               -------------

Realized & Unrealized Gain on Investments--Net:
Realized gain on investments--net                                                                    138,125
Change in unrealized appreciation on investments--net                                                278,959
                                                                                               -------------
Net Increase in Net Assets Resulting from Operations                                           $   1,353,999
                                                                                               =============

See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                              For the Six          For the
                                                                              Months Ended        Year Ended
                                                                                July 31,         January 31,
Increase (Decrease)in Net Assets:                                                 2001               2001
Operations:
Investment income--net                                                        $    936,915     $     971,616
Realized gain on investments--net                                                  138,125            70,127
Change in unrealized appreciation/depreciation on investments--net                 278,959           918,947
                                                                              ------------     -------------
Net increase in net assets resulting from operations                             1,353,999         1,960,690
                                                                              ------------     -------------

Dividends to Shareholders:
Investment income--net:
 Class I                                                                          (42,415)          (14,872)
 Class A                                                                          (70,710)          (61,747)
 Class B                                                                         (581,415)         (623,185)
 Class C                                                                         (242,375)         (271,812)
                                                                              ------------     -------------
Net decrease in net assets resulting from dividends to shareholders              (936,915)         (971,616)
                                                                              ------------     -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions              23,734,430         8,208,063
                                                                              ------------     -------------

Net Assets:
Total increase in net assets                                                    24,151,514         9,197,137
Beginning of period                                                             25,490,627        16,293,490
                                                                              ------------     -------------
End of period                                                                 $ 49,642,141     $  25,490,627
                                                                              ============     =============

See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                              Class I++++
                                                        For the
                                                       Six Months
                                                         Ended
Increase (Decrease) in                                  July 31,         For the Year Ended January 31,
Net Asset Value:                                          2001       2001       2000       1999        1998
Per Share Operating Performance:
Net asset value, beginning of period                   $  10.41    $   9.85   $  10.52   $  10.48   $  10.20
                                                       --------    --------   --------   --------   --------
Investment income--net                                      .30         .66        .64        .64        .69
Realized and unrealized gain (loss)
 on investments--net                                        .09         .56      (.67)        .21        .35
                                                       --------    --------   --------   --------   --------
Total from investment operations                            .39        1.22      (.03)        .85       1.04
                                                       --------    --------   --------   --------   --------
Less dividends and distributions:
 Investment income--net                                   (.30)       (.66)      (.64)      (.64)      (.69)
 Realized gain on investments--net                           --          --         --      (.17)      (.07)
 In excess of realized gain on investments--net              --          --         --       --++         --
                                                       --------    --------   --------   --------   --------
Total dividends and distributions                         (.30)       (.66)      (.64)      (.81)      (.76)
                                                       --------    --------   --------   --------   --------
Net asset value, end of period                         $  10.50    $  10.41   $   9.85   $  10.52   $  10.48
                                                       ========    ========   ========   ========   ========

Total Investment Return:**
Based on net asset value per share                     3.78%+++      12.85%     (.28%)      8.39%     10.66%
                                                       ========    ========   ========   ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                            .00%*        .00%       .00%       .00%       .00%
                                                       ========    ========   ========   ========   ========
Expenses                                                 1.05%*       1.38%      1.38%      1.73%      2.00%
                                                       ========    ========   ========   ========   ========
Investment income--net                                   5.67%*       6.49%      6.22%      6.13%      6.80%
                                                       ========    ========   ========   ========   ========

Supplemental Data:
Net assets, end of period (in thousands)               $  1,575    $    600   $    140   $  1,278   $  3,233
                                                       ========    ========   ========   ========   ========
Portfolio turnover                                       92.62%      84.53%     91.75%    310.91%    361.31%
                                                       ========    ========   ========   ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
++++Prior to April 3, 2000, Class I Shares were designated as Class
A Shares.
+++Aggregate total investment return.

See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                              Class A++++
                                                        For the
                                                       Six Months
                                                         Ended
Increase (Decrease) in                                  July 31,         For the Year Ended January 31,
Net Asset Value:                                          2001       2001       2000       1999        1998
Per Share Operating Performance:
Net asset value, beginning of period                   $  10.41    $   9.84   $  10.52   $  10.48   $  10.20
                                                       --------    --------   --------   --------   --------
Investment income--net                                      .28         .64        .61        .61        .67
Realized and unrealized gain (loss)
 on investments--net                                        .08         .57      (.68)        .21        .35
                                                       --------    --------   --------   --------   --------
Total from investment operations                            .36        1.21      (.07)        .82       1.02
                                                       --------    --------   --------   --------   --------
Less dividends and distributions:
 Investment income--net                                   (.28)       (.64)      (.61)      (.61)      (.67)
 Realized gain on investments--net                           --          --         --      (.17)      (.07)
 In excess of realized gain on investments--net              --          --         --       --++         --
                                                       --------    --------   --------   --------   --------
Total dividends and distributions                         (.28)       (.64)      (.61)      (.78)      (.74)
                                                       --------    --------   --------   --------   --------
Net asset value, end of period                         $  10.49    $  10.41   $   9.84   $  10.52   $  10.48
                                                       ========    ========   ========   ========   ========

Total Investment Return:**
Based on net asset value per share                     3.55%+++      12.68%     (.63%)      8.12%     10.38%
                                                       ========    ========   ========   ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                            .25%*        .25%       .25%       .25%       .25%
                                                       ========    ========   ========   ========   ========
Expenses                                                 1.30%*       1.63%      1.67%      1.67%      2.25%
                                                       ========    ========   ========   ========   ========
Investment income--net                                   5.47%*       6.26%      6.02%      5.73%      6.53%
                                                       ========    ========   ========   ========   ========

Supplemental Data:
Net assets, end of period (in thousands)               $  3,370    $  1,980   $    708   $  1,701   $    315
                                                       ========    ========   ========   ========   ========
Portfolio turnover                                       92.62%      84.53%     91.75%    310.91%    361.31%
                                                       ========    ========   ========   ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
++++Prior to April 3, 2000, Class A Shares were designated as Class
D Shares.
+++Aggregate total investment return.

See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                    Class B
                                                        For the
                                                       Six Months
                                                         Ended
Increase (Decrease) in                                  July 31,         For the Year Ended January 31,
Net Asset Value:                                          2001       2001       2000       1999        1998
Per Share Operating Performance:
Net asset value, beginning of period                   $  10.39    $   9.83   $  10.51   $  10.48   $  10.20
                                                       --------    --------   --------   --------   --------
Investment income--net                                      .26         .59        .56        .56        .61
Realized and unrealized gain (loss)
 on investments--net                                        .09         .56      (.68)        .20        .35
                                                       --------    --------   --------   --------   --------
Total from investment operations                            .35        1.15      (.12)        .76        .96
                                                       --------    --------   --------   --------   --------
Less dividends and distributions:
 Investment income--net                                   (.26)       (.59)      (.56)      (.56)      (.61)
 Realized gain on investments--net                           --          --         --      (.17)      (.07)
 In excess of realized gain on investments--net              --          --         --       --++         --
                                                       --------    --------   --------   --------   --------
Total dividends and distributions                         (.26)       (.59)      (.56)      (.73)      (.68)
                                                       --------    --------   --------   --------   --------
Net asset value, end of period                         $  10.48    $  10.39   $   9.83   $  10.51   $  10.48
                                                       ========    ========   ========   ========   ========

Total Investment Return:**
Based on net asset value per share                     3.40%+++      12.02%    (1.13%)      7.48%      9.76%
                                                       ========    ========   ========   ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                            .75%*        .75%       .75%       .75%       .75%
                                                       ========    ========   ========   ========   ========
Expenses                                                 1.82%*       2.19%      2.22%      2.34%      2.82%
                                                       ========    ========   ========   ========   ========
Investment income--net                                   4.96%*       5.81%      5.54%      5.26%      5.94%
                                                       ========    ========   ========   ========   ========

Supplemental Data:
Net assets, end of period (in thousands)               $ 31,736    $ 16,121   $ 12,045   $ 14,817   $  6,627
                                                       ========    ========   ========   ========   ========
Portfolio turnover                                       92.62%      84.53%     91.75%    310.91%    361.31%
                                                       ========    ========   ========   ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                    Class C
                                                        For the
                                                       Six Months
                                                         Ended
Increase (Decrease) in                                  July 31,         For the Year Ended January 31,
Net Asset Value:                                          2001       2001       2000       1999        1998
Per Share Operating Performance:
Net asset value, beginning of period                   $  10.39    $   9.83   $  10.51   $  10.48   $  10.19
                                                       --------    --------   --------   --------   --------
Investment income--net                                      .26         .58        .56        .55        .60
Realized and unrealized gain (loss)
 on investments--net                                        .09         .56      (.68)        .20        .36
                                                       --------    --------   --------   --------   --------
Total from investment operations                            .35        1.14      (.12)        .75        .96
                                                       --------    --------   --------   --------   --------
Less dividends and distributions:
 Investment income--net                                   (.26)       (.58)      (.56)      (.55)      (.60)
 Realized gain on investments--net                           --          --         --      (.17)      (.07)
 In excess of realized gain on investments--net              --          --         --       --++         --
                                                       --------    --------   --------   --------   --------
Total dividends and distributions                         (.26)       (.58)      (.56)      (.72)      (.67)
                                                       --------    --------   --------   --------   --------
Net asset value, end of period                         $  10.48    $  10.39   $   9.83   $  10.51   $  10.48
                                                       ========    ========   ========   ========   ========

Total Investment Return:**
Based on net asset value per share                     3.37%+++      11.97%    (1.18%)      7.43%      9.79%
                                                       ========    ========   ========   ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                            .80%*        .80%       .80%       .80%       .80%
                                                       ========    ========   ========   ========   ========
Expenses                                                 1.89%*       2.25%      2.33%      2.47%      2.90%
                                                       ========    ========   ========   ========   ========
Investment income--net                                   4.90%*       5.75%      5.49%      5.21%      5.88%
                                                       ========    ========   ========   ========   ========

Supplemental Data:
Net assets, end of period (in thousands)               $ 12,961    $  6,790   $  3,400   $  4,679   $  2,057
                                                       ========    ========   ========   ========   ========
Portfolio turnover                                       92.62%      84.53%     91.75%    310.91%    361.31%
                                                       ========    ========   ========   ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.


See Notes to Financial Statements.


July 31, 2001, Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Mercury U.S. Government Securities Fund (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes under the distribution plan for Class A Shares). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market.
Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price
(options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Repurchase agreements--The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.



JULY 31, 2001, MERCURY U.S. GOVERNMENT SECURITIES FUND


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



July 31, 2001, Mercury U.S. Government Securities Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(i) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Investment Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based on the average daily value of the Fund's net assets at the annual rate of .50%. For the six months ended July 31, 2001, FAM earned fees of $93,530, all of which were waived. FAM also reimbursed the Fund for additional expenses of $107,713.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account
                           Maintenance        Distribution
                               Fees               Fees

Class A                        .25%                 --
Class B                        .25%               .50%
Class C                        .25%               .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.



JULY 31, 2001, MERCURY U.S. GOVERNMENT SECURITIES FUND


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the six months ended July 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Fund's Class A Shares as follows:

                               FAMD       MLPF&S

Class A                        $2,056    $30,250


For the six months ended July 31, 2001, MLPF&S received contingent deferred sales charges of $16,521 and $3,876 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the six months ended July 31, 2001, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $117 for security price quotations to compute the net asset value of the Fund.

For the six months ended July 31, 2001, the Fund reimbursed FAM
$1,140 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2001 were $54,100,839 and $31,771,741, respectively.

Net realized gains for the six months ended July 31, 2001 and net unrealized gains (losses) as of July 31, 2001 were as follows:

                                       Realized          Unrealized
                                        Gains          Gains (Losses)

Long-term investments               $    138,125        $   350,010
Options purchased                             --              8,719
Options written                               --           (13,828)
                                    ------------        -----------
Total                               $    138,125        $   344,901
                                    ============        ===========


As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $350,010, of which $366,596 related to appreciated securities and $16,586 related to deprecitated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes, including options was $53,724,211.



JULY 31, 2001, MERCURY U.S. GOVERNMENT SECURITIES FUND


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in call options written for the six months ended July 31, 2001 were as follows:

                                      Nominal Value
                                       Covered by          Premiums
                                     Written Options       Received

Outstanding call options
written, beginning of period                  --                 --
Options written                        3,000,000        $    25,547
                                    ------------        -----------
Outstanding call options
written, end of period                 3,000,000        $    25,547
                                    ============        ===========


4. Capital Share Transactions:
Prior to April 3, 2000, Class I Shares were designated Class A
Shares and Class A Shares were designated Class D Shares.

Net increase in net assets derived from capital share transactions was $23,734,430 and $8,208,063 for the six months ended July 31, 2001 and for the year ended January 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Six Months                          Dollar
Ended July 31, 2001                       Shares           Amount

Shares sold                              169,716       $  1,764,199
Shares issued to shareholders
in reinvestment of dividends               2,204             22,990
                                    ------------       ------------
Total issued                             171,920          1,787,189
Shares redeemed                         (79,562)          (828,941)
                                    ------------       ------------
Net increase                              92,358       $    958,248
                                    ============       ============



Class I Shares for the Year                                Dollar
Ended January 31, 2001                    Shares           Amount

Shares sold                               88,352       $    909,599
Shares issued to shareholders
in reinvestment of dividends               1,093             11,057
                                    ------------       ------------
Total issued                              89,445            920,656
Shares redeemed                         (46,041)          (472,905)
                                    ------------       ------------
Net increase                              43,404       $    447,751
                                    ============       ============



JULY 31, 2001, MERCURY U.S. GOVERNMENT SECURITIES FUND


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Class A Shares for the Six Months                          Dollar
Ended July 31, 2001                       Shares           Amount

Shares sold                              150,625       $  1,566,632
Automatic conversion of shares             7,093             73,661
Shares issued to shareholders
in reinvestment of dividends               3,116             32,457
                                    ------------       ------------
Total issued                             160,834          1,672,750
Shares redeemed                         (29,956)          (311,739)
                                    ------------       ------------
Net increase                             130,878       $  1,361,011
                                    ============       ============



Class A Shares for the Year                                Dollar
Ended January 31, 2001                    Shares           Amount

Shares sold                              138,809       $  1,408,867
Automatic conversion of shares             7,401             74,336
Shares issued to shareholders
in reinvestment of dividends               4,835             49,020
                                    ------------       ------------
Total issued                             151,045          1,532,223
Shares redeemed                         (32,739)          (326,475)
                                    ------------       ------------
Net increase                             118,306       $  1,205,748
                                    ============       ============



Class B Shares for the Six Months                          Dollar
Ended July 31, 2001                       Shares           Amount

Shares sold                            1,662,729       $ 17,284,300
Shares issued to shareholders
in reinvestment of dividends              29,898            311,111
                                    ------------       ------------
Total issued                           1,692,627         17,595,411
Automatic conversion of shares           (7,100)           (73,661)
Shares redeemed                        (208,673)        (2,164,922)
                                    ------------       ------------
Net increase                           1,476,854       $ 15,356,828
                                    ============       ============



Class B Shares for the Year                                Dollar
Ended January 31, 2001                    Shares           Amount

Shares sold                              859,651       $  8,792,262
Shares issued to shareholders
in reinvestment of dividends              39,787            399,752
                                    ------------       ------------
Total issued                             899,438          9,192,014
Automatic conversion of shares           (7,409)           (74,336)
Shares redeemed                        (566,592)        (5,644,408)
                                    ------------       ------------
Net increase                             325,437       $  3,473,270
                                    ============       ============



JULY 31, 2001, MERCURY U.S. GOVERNMENT SECURITIES FUND


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Class C Shares for the Six Months                          Dollar
Ended July 31, 2001                       Shares           Amount

Shares sold                              737,059       $  7,653,574
Shares issued to shareholders
in reinvestment of dividends              15,780            164,185
                                    ------------       ------------
Total issued                             752,839          7,817,759
Shares redeemed                        (169,435)        (1,759,416)
                                    ------------       ------------
Net increase                             583,404       $  6,058,343
                                    ============       ============



Class C Shares for the Year                                Dollar
Ended January 31, 2001                    Shares           Amount

Shares sold                              404,886       $  4,051,784
Shares issued to shareholders
in reinvestment of dividends              22,184            223,623
                                    ------------       ------------
Total issued                             427,070          4,275,407
Shares redeemed                        (119,743)        (1,194,113)
                                    ------------       ------------
Net increase                             307,327       $  3,081,294
                                    ============       ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended July 31, 2001.


6. Capital Loss Carryforward:
At January 31, 2001, the Fund had a net capital loss carryforward of approximately $251,000, of which $69,000 expires in 2008 and $182,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



JULY 31, 2001, MERCURY U.S. GOVERNMENT SECURITIES FUND